Exhibit 99.4

BLOCKCHAIN DIGITAL INFRASTRUCTURE, INC.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted: March 16, 2026

I. PURPOSE

The Nominating and Corporate Governance Committee (the “Committee”) is a committee of the board of directors (the “Board”) of Blockchain Digital Infrastructure, Inc. (the “Company”). The purpose of the Committee shall be to (1) identify qualified individuals for membership on the Board and recommend to the Board the director nominees for the next annual meeting of shareholders, (2) develop and recommend to the Board a set of corporate governance principles if and when deemed appropriate, (3) lead the Board in its annual review of the Board’s performance, (4) review the Company’s policies and programs that relate to matters of corporate responsibility and (5) review and advise the Board on corporate governance matters generally including providing relevant input regarding any related matters required by the Delaware corporate laws, the U.S. federal securities laws and the listing standards and rules and standards of the NYSE American Stock Exchange (“NYSE American”) or any other national securities exchange upon which the Company’s common stock may be listed.

II. MEMBERSHIP ON THE COMMITTEE

The membership of the Committee shall consist solely of independent directors, as required by Section 804 of the NYSE American Company Guide (“Section 804”), except as otherwise permitted by Section 804 as well as any independence and other requirements of the Securities and Exchange Commission (the “SEC”) and other applicable laws. The Committee shall be comprised of at least the minimum number of independent directors required to serve on the committee under the NYSE American Company Guide. The Board shall appoint the members of the Committee following each annual meeting of shareholders, and such member will serve at the discretion of the Board, until their successors are appointed and qualified. The Board shall designate one member of the Committee as its chairperson. The Board may remove any member from the Committee at any time, with or without cause. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

III. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

1. Board Review: On an annual basis the Committee shall oversee the annual review of the effectiveness of the directors. The evaluation shall assess the Board’s contribution to the Company and identify areas for improvement. The Committee shall also administer an annual reevaluation of each director to determine each director’s ongoing ability and suitability to serve on the Board.

2. Criteria for Nomination to the Board: The Committee shall exercise its independent judgment to identify, evaluate and recommend to the Board and the Company’s stockholders nominees for election to the Board, in accordance with the requirements established by the SEC and the NYSE American and with the Board’s general criteria for directors set forth in the Company’s corporate governance standards and policies as in effect from time to time;

3. Nomination of Directors: The Committee shall annually consider the size, composition and needs of the Board and consider and recommend candidates for membership on the Board. The Committee shall recommend the composition of the Board for each annual meeting of shareholders. The Committee shall solicit and receive recommendations and review the qualifications of potential candidates. The Committee shall recommend to the Board each year the director nominees for election at the next annual meeting of shareholders. In case of a vacancy on the Board, upon the recommendation of the Committee, the Board may elect a new or replacement director to the Board during the course of the year to serve until the next annual meeting of shareholders.

4. Director On-boarding and Education: The Committee shall oversee and implement, as necessary, director on-boarding and continuing education programs, including compliance with any applicable director continuing education requirements;

5. Reports to the Board: The Committee shall report regularly to the Board on its meetings and review with the Board significant issues and concerns that arise at meetings of the Committee.

6. Charter Review: On an annual basis, the Committee shall review the adequacy of this charter, and recommend to the Board any modifications or changes for approval by the Board.

7. Committee Assignments: The Committee shall be responsible for recommending the assignment of Board members to the Company’s various Board Committees.

8. Committee Review: The Committee shall perform an annual evaluation of its effectiveness.

9. Corporate Governance Policies and Practices: The Committee shall periodically, and at least annually, review the Company’s corporate governance policies and practices and recommend changes to the Board when appropriate in light of the Company’s position, developments in laws and regulations applicable to the Company, and corporate governance trends and practices. The Committee shall oversee compliance by the Board and its committees with applicable laws and regulations, including the stock exchange and SEC rules and regulations.

10. Shareholder Proposals: The Committee shall review and assess shareholder proposals submitted to the Company for inclusion in the Company’s proxy statement, including an assessment of the relevance and significance of any such proposal.

11. Meetings of the Committee: The Committee will meet at least twice each year with the option of holding additional meetings at such times as it deems necessary or appropriate. The Committee will keep written minutes of its meetings. Meetings of the Committee shall be called by a majority of the members of the Committee upon such notice as is provided for in the Company’s articles with respect to meetings of the Board. A majority of the Committee members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members of the Committee present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee.

12. Director Resignation Policy: Directors are expected to submit a letter of resignation at the time of retirement from active employment with the Company, or under the following circumstances:

(a) Whenever a director, after election to the Board, becomes employed by or a director of a competitor of the Company.

(b) Whenever the health or physical condition of a director would prevent him or her from satisfactorily fulfilling the responsibilities of the position.

(c) Whenever a change of circumstance affects a director’s continuing independence.

A Committee member may resign by delivering his or her written resignation to the chairperson of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified. The Board shall have the power at any time to fill vacancies in the Committee, subject to such new member(s) satisfying any applicable requirements. In the event that the proposed letter of resignation is not accepted, the director’s tenure will continue. The Board shall have the power at any time to fill vacancies in the Committee, subject to such new member(s) satisfying the above requirements.

13. Advice from internal or external counsel: In performing all of its responsibilities, the Committee shall have the authority to hire and obtain advice, reports or opinions from internal or external counsel and expert advisors, including search firms, and to set the terms and fees for any such counsel and advisors. The Company must provide for appropriate funding, as determined by the Committee, for the payment of reasonable compensation to a consultant, legal counsel or other adviser retained by the Committee.

14. Scope of Investigation: The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.

DELEGATION OF AUTHORITY

The Committee may, to the extent permitted under applicable law, the rules of the NYSE American and the SEC, and the Company’s Articles of Incorporation and Bylaws, form and delegate authority to subcommittees when appropriate.

COMPENSATION

Members of the Committee shall receive such fees, if any, for their service as Committee members, as may be determined by the Board. Such fees may include retainers or per-meeting fees and shall be paid in such form of consideration as is determined by the Board in accordance with the applicable rules of the NYSE American and the SEC.